Exhibit 99.2

KEYUAN PETROCHEMICALS，INC

CODE OF CONDUCT   行为规范

This Code of Conduct of Keyuan Petrochemicals, Inc.  ("Keyuan”" or the "Company") provides the standards by which the Company’s employees, officers and directors should conduct themselves. It is the Company’s goal to foster the highest possible ethical standards in its employees’, officers’ and directors’ interactions with each other, customers, suppliers, regulators and the community at large. The Company has provided this code as a guide and expects that each employee, officer and director of Keyuan will use its principles of ethical conduct as a foundation for behavior.

        本行为规范是Keyuan Petrochemicals, Inc.. (以下简称"科元"或 "公司")为公司的员工、管理人员及董事提供的自我约束的标准。公司以培养员工、管理人员及董事具有最高道德标准为目的，使之相互、与客户、供应商、管理机构及社区之间实现最大限度的互动。公司以本行为规范为指引，希望科元的每位员工、管理人员及董事能以此道德标准作为行动的准则。

Company Assets  公司的资产

Electronic Communication Resources  电子通信资源

By using any Keyuan electronic equipment or systems or by accessing the Internet or any company intranet using a Keyuan sign-on ID or any computer equipment or systems an employee, officer or director of Keyuan acknowledges that he or she represents Keyuan and agrees to comply with Keyuan’s policies governing their use. Keyuan provides electronic equipment and systems, including Internet and intranet services, for business-related activities. Consequently, Keyuan employees, officers and directors generally should use such equipment and systems to further the business interests of Keyuan and only in a manner that maintains the reputation and image of Keyuan. Limited personal use of these resources is authorized so long as such use is:

使用科元的电子设备或系统，或通过科元的登录帐户，使用任何科元的电脑设备或系统链接互联网或其他公司的企业网，每位员工、管理人员及董事必须意识到他/她代表了科元，并同意在使用时遵守科元的规定。科元为工作相关的活动提供电子设备和系统，包括互联网和企业网服务。因此，科元的员工、管理人员及董事使用这类设备和系统，通常应限定于提高科元利益的目的，并须维护科元的声誉和形象。有限的人员在被授权使用此类资源时，必须为：

•	Occasional; 偶然的；

•	Of reasonable duration; 在合理的持续时间内；

•	Does not adversely affect performance; 不应反而影响业绩；

•	Does not violate any applicable laws or compromise intellectual property rights; and 不违反任何适用法律或知识产权；并

•	Is not otherwise prohibited by company policy. 未被公司的其他规定所禁止。

The following are examples of activities that are prohibited and may result in disciplinary action, up to and including termination. They include, but are not limited to:

以下为一些被禁止的例子，这类行为被视为违反纪律，最重可处以终止劳动关系的处罚。这类行为包括但不限于：

•	Breaking into or attempting to break into any computer system, inside or outside of Keyuan; 闯入或企图闯入任何科元内部或外部的电脑系统；

•	Accessing the files or communications of others without appropriate authorization; 未获得相应授权即进入他人的文件或邮件；

•	Sending or posting sensitive materials without an appropriate level of encryption or other security measures; 未采取相应的加密或其他保密手段发送或粘贴敏感材料；

•	Sending chain letters; 发送连锁信；

•	Sending copies of documents, software or graphics that violate copyright laws; 侵犯版权地发送文件、软件或图表的复印件；

•	General advertising or listings for personal benefit; 为私人利益登广告或名单；

•
Communications that are addressed to another user in any manner that could reasonably cause him or her distress, embarrassment, or unwarranted attention, as this may constitute harassment;  发信给某人，使收信人在合理的思维模式下烦恼、难堪、莫名其妙地受到瞩目，此类行为可构成骚扰；

•
Personal attacks, including, without limitation, attacks based on race, color, religion, sex, gender, sexual orientation, national origin, ancestry, age, disability, veteran status or any other factors prohibited by law;  人身攻击，包括但不限于：以种族、肤色、宗教、性别、性取向、民族起源、祖先、年龄、残疾、退役军人状态或其他任何法律禁止的因素；

•
Browsing, retrieval, display or distribution of vulgar, offensive or inflammatory language, material or images, including, without limitation, sexually explicit materials, language or picture;  浏览、提取、显示或分发粗俗的、侮辱性或煽动性语言、材料或图片，包括但不限于：性暴露材料、语言或图片；

•	Placing or posting work-related information on any personal web pages or in any Internet communication; 把与工作相关的信息粘贴于任何私人网页或邮件上；

•	Downloading, saving, or transmitting Keyuan data to any non-company-owned device or media; 下载、保存或传送科元的数据到任何非公司所有的设备或媒体上；

•	Engaging in any illegal activity; or 参与任何非法活动；或

•	Sending messages that adversely affect the reputation of Keyuan or its customers, vendors or competitors. 发送影响科元、或其客户、供货商或竞争对手名声的信息。

Protection of Company Assets  保护公司财产

Keyuan assets, such as information, materials, supplies, time, intellectual property, software, hardware and facilities, among other property, are valuable resources owned, licensed, or otherwise belonging to the Company. Safeguarding company assets is the responsibility of all employees, officers and directors. All company assets should be used for legitimate business purposes only and the personal use of company assets without permission is prohibited.

科元的财产，如信息、材料、供应品、时间、知识产权、软件、硬件和设施及其他资产，是公司拥有的或有执照有价值的资源。保护公司财产的安全是所有员工、管理人员及董事的责任。所有的公司财产应仅使用于正当的业务目的，禁止未获许可即将公司资产用于私人目的。

Employee Innovations  员工的发明

Keyuan owns any and all the intellectual property created by employees and officers of the Company during their term of employment and relating in any way to the employee’s or officer’s work or the businesses of Keyuan. Employees and officers are expected to execute all documents necessary to assist Keyuan in securing rights to any and all intellectual property.

科元拥有一切公司员工和管理人员在雇用期间发明的、并与该员工或管理人员的工作或与科元的业务有任何关系的知识产权。希望员工和管理人员签订所有必要的文件，以协助科元保护所有知识产权。

Embezzlement, Theft and Misapplication of Funds  挪用、偷窃、误用资金

Keyuan holds each employee, officer and director responsible for maintaining accurate records. Anyone who embezzles, steals, or willfully misappropriates any funds, credits or real property of Keyuan will be subject to disciplinary action by the Company and legal action.

科元提醒每位员工、管理人员及董事有责任保持准确的记录。任何人挪用、偷窃、或故意误用科元的任何资金、借款或不动产，将被视为违反公司规定和违法的行为。

Corporate Behavior  公司行为

The basic principles of Keyuan’s corporate conduct can be simply stated:

科元公司行为的基本原则可简述为：

•	Keyuan does not cause or tolerate any violation of law or regulation in the conduct of its business or related activities. 科元在其业务或相关活动中不从事、不容忍任何违法法律法规的行为。

•
Keyuan provides pertinent information to authorized auditors or regulatory agencies, and discloses, on a timely basis, information required for judging the soundness of its condition and its merits as an investment.  科元为授权的审计师或管理机构提供真实信息，并及时发布消息，以便投资者对条件和利益作出恰当的判断。

•	Keyuan maintains and upholds standards and procedures that are designed to safeguard the legitimate confidentiality of information pertaining to employees and customers. 科元维持必要的标准和程序，以保护员工和客户信息正当的机密性。

•	Keyuan endeavors to deal fairly and in good faith with its customers, suppliers, competitors, employees and regulators. 科元致力于公平和真诚对待其客户、供货商、竞争对手、员工和管理机构。

Employee, Officer and Director Behavior  员工、管理人员及董事的行为

Confidential Information  保密信息

Employees, officers and directors of Keyuan must maintain the confidentiality of information to which they are entrusted by the Company, its business partners, suppliers, customers or others related to the Company’s business. This obligation survives the termination of an employee’s, officer’s or director’s relationship with the Company. Such information must not be disclosed to others, except when disclosure is authorized by Keyuan or legally mandated.

科元的员工、管理人员及董事必须对从公司、其业务伙伴、供货商、客户或其他公司业务的相关者处获得的信息保密。本项义务持续到员工、管理人员或董事与公司终止关系为止。此类信息除非获得科元的授权或依法必须提供，否则不得向他人泄露。

Examples of confidential information include, but are not limited to:

保密信息包括，但不限于以下例子：

•	Current or prospective customer’s or employees’ business relationships; 现在的或潜在的客户或员工的业务关系；

•	Company policies, objectives, goals, or strategies; 公司的方针、目标或策略；

•	Lists of clients, customers or vendors; 客户、供货商的清单；

•	Employee records; 员工档案；

•	Training materials, bulletins, and similar documents; 培训材料、公告及类似文件；

•	Contracts to which the Company is a part; and 公司作为参与者的合同，及

•
Any other non-public information that might be of use to competitors or harmful to the Company, its business partners, suppliers or customers, if disclosed.  其他一旦泄露可能被竞争对手利用，或对公司、其业务伙伴、供货商或客户有害的任何非公开信息。

Any work assignment completed for Keyuan at any location is also confidential information and is the property of Keyuan unless other contractual arrangement has been made.

除非有其他和约规定，否则任何科元的工作分派在何处完成亦为保密信息，并作为科元的资产。

Employee Privacy  员工的隐私

The company restricts access to employee records. This includes personnel records, payroll records, benefit plans and medical records. Access to these records is limited to those who have a legal or business need to know. Care should be taken by all persons who have access to the personnel, payroll or medical information of other employees to keep that information confidential.

公司限制进入员工的记录，包括个人档案、工资记录、福利计划和医疗记录。进入此类记录仅限于出于法律或业务需要必须了解的人。必须注意所有曾经接触过其他员工个人、工资或医疗信息的人必须保守秘密。

Conflict of Interest  利益冲突

As an employee, officer or director of the Company, you have a duty of loyalty to the Company and must, therefore, avoid any actual or apparent conflict of interest with the Company. Employees, officers and directors must not use their position for private gain, to advance personal interests, or to obtain favors or benefits for themselves, members of their families, or any other individuals, corporations or business entities. A conflict situation can arise when an employee, officer or director takes an action or has an interest that may make it difficult for him or her to perform his or her work objectively and effectively.

作为科元的员工、管理人员或董事，应忠于公司，并避免与公司发生任何实际或明显的利益冲突。员工、管理人员或董事不得把他们的职位用于取得私人利润，扩大私人利益，或为他们个人、家庭成员或其他个人、单位或业务实体获取便利。如员工、管理人员或董事的行动或有利益关系使其很难客观、有效地继续他/她的工作时，便构成冲突状态。

Conflicts of interest also arise when an employee, officer or director or a member of his or her family receives improper personal benefits as a result of such employee’s, officer’s or director’s position with the Company. If such a situation arises, an employee or officer should immediately report the circumstances to their supervisor. Executive officers and directors should report any such circumstances to the Board of Directors of the Company.

如员工、管理人员或董事，或他/她的家人因t他/她在公司的职位而获得不恰当的私人利益，亦构成利益冲突。如发生此类情况，员工或管理人员应立即向其上级报告；高层管理人员和董事应向公司董事会报告。

Corporate Opportunities  公司机会

Employees, officers and directors of Keyuan may not:

科元的员工、管理人员和董事不得：

•	Take for himself or herself personally opportunities that are discovered through the use of company property, information or position; 利用通过使用公司的财产、信息或职位发现的他/她私人的机会；

•	Use company property, information or position for personal gain; or 利用公司财产、信息或职位取得私人利润；或

•	Compete with the Company. 与公司竞争。

Employees, officers and directors owe a duty to Keyuan to advance its legitimate interests when the opportunity to do so arises.

员工、管理人员和董事在有机会的情况下，对科元有责任增加其合法利益。

Regulatory Compliance  管理合规

Being factual and truthful is important in all communications with others. If an employee, officer or director interacts with any government agency or auditor, he or she should deal strictly with factual information. US Federal law provides for severe penalties for anyone who endeavors to influence, obstruct, or impede federal auditors or investigators in the performance of their official duties with the intent to deceive or defraud.

真诚对与人沟通而言非常重要。员工、管理人员或董事在与任何政府部门或审计师交流时，必须提供真实信息。对于任何企图对联邦审计师或审查人员的公务施加影响、阻碍、欺骗或欺诈者，美国联邦法律制订了严厉的惩罚。

Fraud  欺诈

Employees, officers and directors of Keyuan must not engage in fraudulent conduct. Fraud includes deliberately practiced deception, whether by words, conduct, false or misleading allegations, or by concealment, to secure unfair or unlawful gain. Fraud covers both express and implied representations of fact, and may be written or oral.

科元的员工、管理人员和董事不得参与欺诈行为。欺诈包括为确保不公平或非法收入而故意设骗局，无论是文字、行为、还是错误或误导的辩解，亦或是故意隐瞒。欺诈页包括了直接表露与暗示，并包括了书面与口头形式。

Security Practices  安全实务

To help ensure a safe and secure environment, the Company reserves the right to take certain actions to protect employees, customers, suppliers and the Company, including property and premises. These actions, in accordance with applicable law, include routinely recording, monitoring, conducting surveillance, inspecting and/or reviewing Internet, e-mail and intranet usage. These actions are recognized as essential elements of good security practices for customers and employees. Authorized company personnel, including Security, Human Resources, Compliance, Legal, and Internal Audit, may use these practices to uncover any activity that may jeopardize the security or integrity of the Company’s information or information systems, and any activity that is illegal, impermissible or inappropriate. These polices apply whether employees are accessing tools available while in the workplace, or when working from home or other remote locations.

为保证安全的环境，公司保留采取某些措施以保证员工、客户、供货商及公司（包括财产和区域）安全的权力。这些措施，依据相应法规，包括常规的记录、监测，检查和/或审阅对互联网、电子邮件及企业网的使用。我们认为这些措施对于确保员工和客户安全是行之有效的。公司授权的个人，包括保安、人力资源部、合规部门、法务及内部审计可以实施这些措施，以发现任何安全隐患，以及对公司信息、信息系统的入侵，及任何非法、不容许的、不恰当的活动。这些方针不仅适用于员工从工作场所使用上述工具，也包括在家工作或其他远程工作。

Screening and Background Checks  检查和背景调查

In addition to pre-employment background checks that include past employment, criminal, drug, credit, and driving records, the Company reserves the right to use its discretion to periodically run background and screening checks during the course of employment. These actions are considered reasonable efforts necessary to ensure the safety and security of employees and customers, by ensuring that Keyuan does not permit employment of individuals who have engaged in illegal activities or other conduct inconsistent with an effective compliance and ethics program.

除了雇佣前的背景调查，包括过去的雇佣、犯罪、吸毒、信用及驾驶纪录，公司保留在雇佣期内定期进行背景调查和检查的权力。科元不允许雇佣参与过非法活动或有其他违背道德规范前科的个人。此举对保证员工和客户的安全是合理和有效的。

Drug Free Workplace and Alcohol Use  无毒品工作场所和使用酒精类饮料

Keyuan strives to provide a safe productive environment for its employees. This includes a workplace free of the problems associated with the use of illegal drugs and unauthorized alcohol. Substance abuse subjects the Company to unacceptable risks for workplace accidents, errors or other failures that would undermine the Company’s ability to operative effectively and efficiently. Therefore, to maintain a drug-free workplace, the presence or use of illegal drugs or use of unauthorized alcohol on company premises is not tolerated.

科元致力于为员工提供安全高效的环境。其中包括提供一个无非法毒品、无未经授权的酒精类饮料的环境。因为这些物品会给公司带来无法承受的风险，在工作场所引起事故、或其他失误，足以降低公司运作的有效性和效率。因此，为保持无毒品和酒精类饮料的工作环境，我们不允许在公司区域内携带或使用非法毒品，或使用未经授权的酒精类饮料。

Employment of Relatives or Persons Having Close Personal Relationships  雇用亲属或有亲近私人关系的个人

Keyuan restricts the employment of relatives or other persons with whom a current employee, officer or director has a close personal relationship. To minimize security risks and avoid conflicts, family members or others with close personal relationships should not work in the same Keyuan business unit or physical location, or in positions where one may supervise another, have influence over performance and/or compensation of another, that involve a chain of custody or approval authority with respect to another and/or that involve a workplace relationship that would create a conflict of interest or the appearance of a conflict of interest with another. Managers should not have personal relationships with subordinates or anyone in their reporting chain. In addition, generally the Company will not employ the relatives of Human Resources staff, senior officers, or members of the corporate board of directors, in any capacity. Management has the discretion to determine whether a personal relationship may interfere with the performance of a current employee, the operation of Keyuan, and/or would result in a conflict of interest.

科元严格限制雇佣现任员工、管理人员或董事的亲属或与其有其他亲近关系的个人。为减低安全风险并避免利益冲突，家庭成员或有其他亲近关系得个人不得在科元的同一部门或同一场所工作；且其中一方不得作为另一方的直接领导；一方不得对另一方的业绩及/或报酬有影响力，包括在加工流程管理或审批授权的程序中，这些都会构成在工作场所的利益冲突。经理们不得在其下属或其各级报告的对象中有私人关系。此外，通常公司不雇佣人力资源部员工、高级主管及公司董事会成员的亲属。管理层对决定私人关系是否会影响到现任员工的业绩、科元的运营、以及/或是否构成利益冲突有裁量权。

Gifts And Gratuities  礼品和赠物

Generally, employees, officers and directors should not accept things of value from third parties in connection with company business. Employees, officers and directors may accept from a third party meals, refreshments, travel arrangements or accommodations or entertainment, all of reasonable value, in the course of a meeting or similar function the purpose of which is to hold bona fide business discussions or to foster better business relations. Employees, officers and directors of the Company may also accept from a third party advertising or promotional material or nominal value, such as office supplies, discounts or rebates on merchandise or services that do not exceed those available to other customers of the third party, and gifts of modest value that are related to commonly recognized events or occasions. Gifts of cash in any amount are expressly prohibited. Employees, officers and directors may not, on behalf of Keyuan, directly or indirectly give, offer, or promise anything of value to any individual, business entity, organization or any other person for the purpose of influencing the actions of the recipient. This standard of conduct is not intended to prohibit normal business practices such as providing meals, entertainment, tickets for cultural or sporting events, promotional gifts, discounts, price concessions, gifts given as tokens of friendship or special occasions so long as they are of nominal and reasonable value under the circumstances and promote Keyuan’s legitimate business interests.

通常，员工、管理人员和董事不得从与公司业务有关的第三方接受任何贵重物品。员工、管理人员和董事可以在参加有真实业务目的的，或以增进业务关系为目的的会议、研讨会的行程中从第三方接受价格合理的餐饮、点心、旅行、住宿和娱乐安排。公司员工、管理人员和董事亦可从第三方接受广告品、促销品、账面价格，如办公用品、商品或服务的折扣或回扣，金额不得超过该第三方对其他客户提供的金额，或普遍认为价格合适的礼品。严禁任何金额的现金作为礼品。员工、管理人员和董事不得以科元的名义直接或间接地向任何个人、单位、组织等提供或许诺任何贵重物品，以企图对接受者的行为施加影响。本行为标准不禁止普通的业务往来，例如提供餐饮、娱乐，文化或体育活动的门票、促销品、折扣、礼品作为友谊或在特定情况下，只要它们在当时条件下为账面价格或合理的价格并能提高科元的合法业务利益。

Harassment and Discrimination  骚扰和歧视

Keyuan is committed to maintaining a workplace free of unlawful harassment and discrimination. The company considers such behavior unacceptable and will not tolerate any violation of this policy.

科元承诺保持工作场所没有非法的骚扰和歧视。公司认为此类行为不可接受， 且不能容忍对本方针有任何违反。

Inside Information  内部信息

It is the Company’s goal and policy to protect shareholder investments through strict enforcement of the prohibition against insider trading set forth in federal securities laws and regulations. No director, officer or employee may buy or sell, or tip others to buy or sell, company securities or the publicly-traded securities of a competitor, customer or supplier when in possession of “material non-public information” regarding the Company, such competitor, such customer or such supplier, as the case may be. Insider trading is both unethical and illegal and will be dealt with firmly.

公司的目标和方针是通过严格执行联邦证券法和法规中的对内幕交易的禁止，以保护股东的投资。董事、管理人员或员工不得买卖、或授意他人买卖公司的证券或在拥有关于公司、竞争对手、客户或供货商 “重大非公开信息”期间买卖该公开上市的竞争对手、客户或供货商的证券。内幕交易是不道德、非法的，必须严惩。“重大非公开信息”包括但不限于：关于科元或其业务、大众不可能获得的、但对投资者决定买卖或持有证券非常重要的信息。

 “Material non-public information” includes, but is not limited to, information about Keyuan or its business that is not available to the public at large which would be important to an investor  in making a decision to buy, sell, or retain a stock. Common examples of this type of information includes, but it not limited to: projections of future earnings or losses, news of a pending or proposed merger or acquisition, news of a significant sale of assets or the disposition of a subsidiary, news regarding an significant current or prospective customer, the declaration of a stock split or the offering of additional stock, significant changes in management, significant new products and impending financial liquidity problems. It should be noted that either positive or negative information might be material.

此类信息的通常例子有但不限于：未来损益的预测；未来或提议的并购消息；出售大宗资产或转让下属子公司的消息；关于现存或潜在客户的消息；分拆股份的声明或增发新股的消息；管理层的大幅变动；大规模的新产品；紧迫的流动性问题等。值得一提的是，正面和负面的信息都可作为重大信息。

This statement is just an overview of our policy on Inside Information. Officers, directors and employees should refer to the "Keyuan Holdings, Limited's Statement of Policy on Insider Trading" for the complete policy surrounding this issue.

这里的陈述仅仅是我们内部信息方针的概要。管理人员、董事和员工应参考《科元公司关于内幕交易的方针》，以了解更多内容。

Internal Controls  内部控制

Periodic assessments of Keyuan’s internal controls will be made by management, the internal auditors, external auditors and other internal review functions and/or regulatory agencies. All Keyuan employees are expected to provide timely and accurate information during any such assessments of the control environment.

管理层、内部审计师、外部审计师及其他内部审查及/或管理机构将定期对科元的内部控制进行评估。希望科元的所有员工在对控制环境的评估期间提供及时、准确的信息。

Outside Activities  外部活动

Activities outside of the employment activities of an employee or officer should not compete or conflict with the activities of Keyuan. These activities should not involve any use of company equipment, supplies or facilities, imply Keyuan’s sponsorship or support or adversely affect the Company’s reputation. Employees and officers are encouraged to participate in worthwhile civic, educational and charitable organizations and activities; however, every effort should be made to perform those activities during non-work hours. When schedule conflicts occur, advance arrangements must be made and approval obtained from one’s immediate supervisor. As private citizens, employees, officers and directors of Keyuan are free to petition or otherwise contact the government on any issue. However, unless authorized, employees, officers and directors may not purport to represent the Company when contacting any branch of government at any level.

员工或董事在工作以外的活动，不得与科元的活动形成竞争或利益冲突。这些活动不得使用公司的设备、供应品或设施，不得显示科元支持赞助，并不得影响公司的声誉。我们鼓励员工和董事积极参加有意义的市民、教育和慈善组织和活动，但这些活动不得占用工作时间。如发生时间冲突，必须事先做好安排并得到直接领导的批准。以个别公民的身份，科元的员工、管理人员和董事可以就任何事项自由地与政府有关部门联系或提出申请。但除非获得授权，员工、管理人员和董事在与任何级别的政府部门联系时不得假称代表公司。

Non Work-Related Activities in the Workplace  在工作场所内进行与工作无关的活动

Staying focused on providing the best service to our customers is our top priority. The following guidelines help preserve the nature of our workforce:

致力于为客户提供最佳服务是我们的第一要务。以下指引有助于提高劳动效率。

•	Distribution of literature by employees is not allowed on company premises during work time or in the work area. 员工不得在公司的工作时间或工作区域内散发宣传材料。

•	Solicitation (the practice of petitioning or pleading for a cause) by employees is not allowed during business hours time. 员工不得在工作时间内进行募捐。

•	Solicitation and distribution by third parties is not allowed on company premises at any time. 第三方不得在任何时间在公司区域内进行募捐或散发宣传材料。

•
Literature, notices or other material of any kind may not be posted on bulletin boards, other than materials submitted to and approved by the Keyuan Human Resources Department.  除了科元的人力资源部收到并准许的宣传材料、通知或其他类似材料外，其他材料不得贴于公告板上。

•	These guidelines do not apply to company sponsored charitable events and efforts. 公司赞助的募捐活动不适用上述指引。

Relationship With The Media  与媒体的关系

Employees should refer all questions or requests for information from reporters or other media representatives to Keyuan’s President to ensure consistency and accuracy of information.

员工应将所有来自记者或其他媒体代表的提问、索要的信息转给科元的首席执行官，以保证信息的一致性和准确性。

Use of Corporate Name and Letterhead

公司名称和抬头信纸的使用

Keyuan’s or any of its affiliates’ names, logos, trademarks, copyrights or corporate letterheads may not be used for any purpose other than in the normal course of official company business, unless Solicitation approved by the President. No Keyuan employee, officer or director may use the Company name in the Internet address (URL) of a personal web page.

科元或其附属机构的名称、徽标、商标、版权或有公司抬头的信纸，除首席执行官明确表示同意之外，仅可用于公司业务为目的的正常途径。科元的员工、管理人员或董事可以将公司名称用于私人网页的互联网地址上。

Workplace Violence / Statement of Respect  关于工作场所的暴力/尊重的陈述

Keyuan strives to provide a safe work environment that is conducive to quality customer service, good morale and a high level of productivity. Employees, officers and directors are expected to treat fellow employees, officers, directors, customers and vendors with courtesy and to resolve any difference in a professional, non-abusive and non-threatening manner. Employees, officers and directors are responsible for their behavior and for understanding how others may perceive their conduct in the workplace. Disruptive, unruly or abusive behavior by employees, officers and directors in the workplace or at company sponsored events will not be tolerated. Inappropriate conduct includes verbal or physical threats, fights, obscene or intimidating language and behavior, as well as any other abusive conduct. The possession of firearms or other weapons on or in all premises or property owned, operated managed or controlled by Keyuan is prohibited. Employees are to report any threats or incidence of violence to their managers or to Human Resources. Employees, officers or directors who witness or are involved in a situation where danger is imminent should call the appropriate authorities and then contact internal resources as appropriate.

科元致力于提供安全的工作环境，以促进提高客户服务质量，员工的工作情绪和高水平的生产效率。我们希望员工、管理人员和董事礼貌对待共事的员工、管理人员、董事、客户和供货商，并专业地、无可挑剔地解决所有问题。员工、管理人员和董事需为其行为负责，并意识到其他人会如何看待他们在工作场所的行为。员工、管理人员和董事在工作场所或在公司赞助的活动中的破坏性的、不守规矩的、谩骂的行为是不可容忍的。不恰当的行为包括口头或肢体威胁、打斗、猥亵、恐吓性的语言和举动，及其它任何谩骂行为。在科元的区域内或财产范围、经营和管理范围内禁止拥有枪支或其他武器。如发生任何威胁或暴力，员工应向其经理或人力资源部报告。作证的或面临危险的员工、管理人员和董事应致电给相应的管理机关，然后与公司内部相应的部门取得联系。

Compliance with Laws, Rules and Regulations  合法，合规

The company’s employees, officers and directors are subject to numerous laws, rules and regulations, only some of which are specifically addressed in this code. Keyuan employees, officer and directors are encouraged to become reasonably informed and to comply with the laws, rules and regulations applicable to you, whether or not they are addressed in this code.

公司的员工、管理人员或董事应遵守众多法律法规。本规范仅列举了其中的一部分。我们鼓励科元的员工、管理人员和董事合理地了解并遵守适用于你们的法律法规，包括本规范中提到的和未提到的。

Disclosure in Documents Filed with the Securities and Exchange Commission and Other Public Communications of the Company  公司报送证券交易委员会文件的信息披露、其他与公众的通信

As officers and directors of a publicly traded company, Keyuan officers and directors are responsible for establishing, maintaining and periodically evaluating disclosure controls and procedures designed to reasonably ensure full, fair, accurate, timely and understandable disclosure in reports and documents filed with or submitted to the Securities and Exchange Commission or otherwise disclosed to the public. Officers and directors of the Company must promptly bring to the attention of the Audit Committee and the Company's Counsel, [please insert Company’s counsel name], any information they may have concerning significant deficiencies in, or violations of, such disclosure controls and procedures.

作为公开上市公司的管理人员和董事，科元的管理人员和董事有责任建立、维持和定期评估对信息披露的控制和程序，以合理地确保报送证券交易委员会或通过其他途径向公众披露的报告和文件中的信息充分、公平、准确、及时、易懂。公司的管理人员和董事如发现信息披露控制和程序有任何明显的缺陷，必须立即通知审计委员会和公司法律顾问[请填入公司的顾问名称]。

Discipline  罚则

Discipline will be promptly and consistently applied to serve as notice that there are serious consequences for intentional wrongdoing and to demonstrate that Keyuan is committed to integrity as an integral part of our culture. Keyuan believes that application of discipline for a violation of our ethics standards should be prompt and must be appropriate. Therefore, the Company will weigh all mitigating and aggravating circumstances, including whether the violation was intentional or inadvertent, the extent of the likely damage to the Company and its shareholders resulting from the violation and whether the offending person has committed previous violations of this code or other company policy concerning ethical behavior.

迅速一贯地运用罚则，可以警告人们，刻意违反会有严重的后果，同时表明科元把诚实列为公司文化的重要组成部分。科元认为对违反道德标准而受到的处罚应是迅速的、恰当的。因此，公司会衡量所有的减轻或加重处罚的条件，包括是故意违反还是无意中违反，预计对公司造成的损失程度，对股东造成的影响，以及违反者是否有过违反本准则或其他公司关于道德行为方针的前科。

Application and Waiver  适用和免除

Executive officers may waive this code for non-officer employees of the Company. Any waiver of this code for officers or directors of the Company may be made only by the board of directors or a committee of the board of directors of Keyuan to which such authority has been delegated. Any waiver of this code for officers of the Company will be promptly disclosed to the shareholders of the Company. Officers of the Company must promptly report to the Audit Committee and the Company's Counsel any waiver of this code for any other officer, whether explicitly or implicitly granted by the Company, and any violation of this code by an officer.

高层管理人员可以批准对公司非管理人员遵守本规范的豁免。对公司管理人员或董事的所有豁免仅限于董事会或科元董事会下被授权予此权力的委员会。对公司管理人员或董事的所有豁免将立即向公司股东披露。如任何其他管理人员被明确还是被暗中豁免遵守本规范、以及如有管理人员违反本规范，公司管理人员必须立即向审计委员会和公司法律顾问报告。

Communication with Audit Committee  与审计委员会的沟通

The company encourages its officers to engage in an active and open dialogue with the Audit Committee and to discuss with the Audit Committee any concerns or suggestions that officers may have regarding the Company’s disclosure controls and reporting procedures.

公司鼓励其管理人员积极参与与审计委员开诚布公的对话，并就公司的信息披露控制和报告程序，与审计委员会讨论任何自己关心的问题或建议。

Adopted June 29, 2010
2010年6月29日采纳

ACKNOWLEDGEMENT OF RECEIPT OF THE KEYUAN PETROCHEMICALS, INC., CODE OF CONDUCT
收到科元公司行为规范的确认

I have received and read the Keyuan Code of Conduct.  I understand the standards and policies contained in this Keyuan Code of Conduct and understand that there may be additional policies or laws specified to my job.  I agree to comply with the Keyuan Code of Conduct and any such additional specific policies or laws.

我收到并阅读了科元公司的行为规范。我理解科元行为规范中的标准和方针，并理解可能会有其他方针或法律特别针对我的工作。我同意遵守科元行为规范及前述其他特别方针或法律。

If I have questions concerning the meaning or application of the Keyuan Code of Conduct, any policies of Keyuan, or the legal and regulatory requirements applicable to Keyuan or my position within the Company, I will consult my supervisor and/or an appropriate representative of the Company, knowing that my questions or reports to these sources will be maintained in confidence.  I understand and acknowledge that I may report violations of the Code of Conduct to the President and the Company's Counsel.

如果我对科元的行为规范、科元的任何方针、或对科元或我在公司的职位适用的法律法规的含义或运用有问题，我会向我的上级和/或合适的公司代表咨询，并了解我对前述人员的问题或报告将被保密。我理解并同意，我可以向首席执行官和公司的法律顾问报告违反行为规范的情况。

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Signature
签名

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Printed Name of Director, Officer or Employee
董事、管理人员或员工的印刷名

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Date
日期